UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 11, 2019
(Date of Report - Date of Earliest Event Reported)
FIRSTCASH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10960 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of FirstCash, Inc. (the “Company”) held on June 11, 2019, the stockholders approved the Company’s 2019 Long-Term Incentive Plan (the “2019 Plan”). For a description of the 2019 Plan, please see “Proposal 4, Vote To Approve The FirstCash, Inc. 2019 Long-Term Incentive Plan” in the Company’s definitive proxy statement for its Annual Meeting, filed with the Securities and Exchange Commission on April 26, 2019. The 2019 Plan was attached as Appendix B to the definitive proxy statement.

The information provided in this Item 5.02 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 11, 2019, the Company held its Annual Meeting. Of the 43,161,392 issued and outstanding shares of common stock entitled to vote at the meeting, 40,589,969 of the shares voted in person or by proxy, representing 94.04% of the total eligible voting shares.

The following four proposals were submitted to a vote of the Company's stockholders at the Annual Meeting and the final voting results for each proposal are set forth below.

1.	The stockholders elected the director nominee for a term of three years. The voting results are as follows:
		For	Against	Abstain	Broker Non-Votes
	Daniel R. Feehan	34,280,074	4,235,507	377,771	1,696,617

The other directors with remaining terms are Messrs. Daniel E. Berce, Mikel D. Faulkner and Randel G. Owen, who will continue to serve until the 2020 Annual Meeting of Stockholders, and Messrs. Rick L. Wessel and James H. Graves, who will continue to serve until the 2021 Annual Meeting of Stockholders.

2.	The stockholders ratified the selection of RSM LLP as independent registered public accounting firm of the Company for the year ended December 31, 2019. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	40,571,185	5,034	13,750	—

3.	The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	37,482,926	1,374,854	35,572	1,696,617

4.	The stockholders approved the FirstCash, Inc. 2019 Long-Term Incentive Plan. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	37,250,172	1,612,423	30,757	1,696,617

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2019	FIRSTCASH, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial and Accounting Officer)

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